Exhibit 99.4

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET NY 11717. 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following proposals: For 0 0 Against 0 0 Abstain 0 0 1. To vote on a proposal to adopt the Agreement and Plan of Merger and Reorganization, dated October 15, 2018 (the "merger agreement"), among Twilio Inc., Topaz Merger Subsidiary, Inc., and SendGrid, Inc. To vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SendGrid's named executive officers that is based on or otherwise relates to the merger agreement and the transactions contemplated by the merger agreement. 2. 0 0 0 3. To vote on a proposal to approve the adjournment from time to time of the SendGrid special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the SendGrid merger proposal. NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000391319_1 R1.0.1.17 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on []. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 on []. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, John Sample 234567 234567 1234567 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 SENDGRID, INC. 1801 CALIFORNIA ST SUITE 500 DENVER, CO 80202 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com . SENDGRID, INC. Special Meeting of Stockholders [ ], [ ] [ : ] [] Mountain Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Sameer Dholakia, Yancey Spruill and Michael Tognetti, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SENDGRID, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at --:---, MT on [ ], [ ] at Sendgrid’s, principal executive office located at 1801 California Street, Suite 500, Denver, Colorado and any adjournment or postponement thereof. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED THEREON. IF NO SUCH INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, AND, IF NECESSARY, “FOR” PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. Continued and to be signed on reverse side 0000391319_2 R1.0.1.17